Subsequent Events	9 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

9. Subsequent Events

The Company has evaluated all subsequent events through the date these financial statements were issued and determined the following:

The Company received $97,861 from a related party and $100,000 from an investor, respectively evidenced by notes issued by the Company to these parties. These notes totaling $197,861 are at the option of the holders: (i) convertible into 791,444 Units at $0.25 per Unit or (ii) payable in cash plus consideration of 395,722 common shares. Each Unit, if converted, will contain one common share and one/half of one common share purchase warrant to acquire an additional common share at $0.50 per share for a period of two years.